ARK 21 Shares Active Bitcoin Futures Strategy ETF
Consolidated Schedule of Investments
December 31, 2023 (Unaudited)

SHORT-TERM INVESTMENTS - 49.1%
U.S. Treasury Bills - 49.1%	Par	Value
5.22%, 01/30/2024(a)(b)	$2,079,000	$2,070,338
5.20%, 02/27/2024(a)(b)	1,023,000	1,014,663
		3,085,001
TOTAL SHORT-TERM INVESTMENTS (Cost $3,085,001)		3,085,001

TOTAL INVESTMENTS - 49.1% (Cost $3,085,001)		$3,085,001
Money Market Deposit Account - 40.9%(c)		2,574,239
Other Assets in Excess of Liabilities - 10.0%(d)		630,255
TOTAL NET ASSETS - 100.0%		$6,289,495

 Percentages are stated as a percent of net assets.

(a)	The rate shown is the effective yield.
(b)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At December 31, 2023, the value of securities pledged amounted to $3,085,001.
(c) (d)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2023 was 5.20%.
Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2023, the value of these assets total $1,043,881.

Consolidated Schedule of Open Futures Contracts
December 31, 2023 (Unaudited)
Description	Contracts Purchased	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
CME Micro Bitcoin Futures	30	01/26/2024	$127,455	$(1,542)
CME Bitcoin Futures	29	01/26/2024	6,160,325	(117,345)
Total Unrealized Appreciation (Depreciation)				$(118,887)

Consolidated Schedule of Open Reverse Repurchase Agreements
December 31, 2023 (Unaudited)
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	6.25%	12/28/2023	02/27/2024	$753,377	$752,854
StoneX Financial, Inc.	6.25%	12/28/2023	01/30/2024	1,786,648	1,785,408
				$2,540,025	$2,538,262

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

ARK 21SHARES ACTIVE ON CHAIN BITCOIN STRATEGY ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ARK 21SHARES ACTIVE ON CHAIN BITCOIN STRATEGY ETF

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments
U.S. Treasury Bills	$—	$3,085,001	$—	$3,085,001
Total Investments	$—	$3,085,001	$—	$3,085,001

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments:
Futures Contracts*	$(118,817)	$—	$—	$(118,817)
Reverse Repurchase Agreements	—	(2,538,262)	—	(2,538,262)
Total Other Financial Instruments	$(118,817)	$(2,538,262)	$—	$(2,657,149)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2023.

During the fiscal period ended December 31, 2023, the Fund did not invest in any Level 3 investments and did not recognize transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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